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                                                                    Exhibit 10.3

                             INTERCREDITOR AGREEMENT
                             -----------------------

     INTERCREDITOR AGREEMENT, dated as of May 16, 2003 (as amended from time to time, the "Agreement"), by and between Bank One, National Association, not in its individual capacity but solely as Trustee (as defined below) under the Junior Agreement (as defined below), as junior collateral agent for the Trustee and the holders of the Senior Second Notes (as defined below) (in such capacity, together with its successors and assigns, the "Junior Collateral Agent"), and PNC Bank, National Association, as senior collateral agent and representative for the institutions that now or in the future are parties to the Credit Agreement described below (the "Senior Lenders") (in such capacity PNC Bank or any successor in such capacity is referred to herein as the "Senior Agent"). The Senior Lenders and the Senior Agent are collectively referred to herein as the "Senior Creditors." The holders from time to time of the Senior Second Notes, the Trustee and the Junior Collateral Agent are collectively referred to herein as the "Junior Creditors".

                                 RECITALS
                                 --------

     A. Pursuant to a Credit Agreement dated as of May 16, 2003 (as amended from time to time, the "Credit Agreement") by and among Evergreen International Aviation, Inc., an Oregon corporation (the "Borrower"), certain subsidiaries and affiliates of the Borrower that are party thereto (the "Guarantors"), and the Senior Creditors, the Senior Creditors have agreed to make credit facilities in an aggregate amount of $100 million available at any one time to the Borrower, subject to the terms and conditions set forth therein. The Borrower and the Guarantors are sometimes hereinafter referred to individually as an "Obligor" and collectively as the "Obligors."

     B. Pursuant to an Indenture dated as of May 16, 2003 by and among the Obligors and Bank One, National Association, as trustee (the "Trustee") (the "Junior Agreement") and the other Junior Documents (as defined below) the Borrower intends to issue senior second secured notes in an aggregate initial principal amount of $215,000,000 (the "Senior Second Notes").

     C. The obligations of the Obligors under the Credit Agreement and the other Senior Documents (as defined below) are being secured on a first-priority basis by the Collateral (as defined below) pursuant to the Senior Collateral Documents (as defined below).

     D. The obligations of the Obligors under the Junior Agreement and the other Junior Documents (as defined below) are being secured on a second-priority basis by the Collateral pursuant to the Junior Documents (as defined below).

     E. The parties hereto agree that the Liens in favor of the Senior Creditors under the Senior Documents shall be senior to the Liens in favor of the Junior Collateral Agent for the benefit of the Junior Creditors under the Junior Documents.

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     F.   It is a condition to the extension of the credit facilities to be made available by the Senior Creditors that the Junior Collateral Agent, acting on behalf of the Junior Creditors, enter into this Agreement.

                                AGREEMENT
                                ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
                                   ARTICLE I

                         DEFINITIONS AND RELATED MATTERS
                         -------------------------------

     1.01 Definitions. Terms with initial capital letters not otherwise defined herein (including "Default", "Event of Default" and "Lien") have the respective meanings set forth in the Credit Agreement. In addition, the following terms with initial capital letters have the following meanings:

     "Agreement" is defined in the Preamble.

     "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.
Section 101 et seq.), as amended from time to time, or any successor statute.

     "Borrower" is defined in the Recitals and includes its successors and assigns.

     "Collateral" means all Collateral in which both the Senior Agent and the Junior Collateral Agent from time to time have a Lien under the Senior Documents and the Junior Documents, respectively.

     "Contingent Senior Debt" means Senior Debt that is contingent or otherwise unmatured, whether such Senior Debt is in the form of reimbursement obligations with respect to undrawn letters of credit, reimbursement or indemnity obligations with respect to guaranties or other assurances of payment, or otherwise. The amount of any Contingent Senior Debt at any time shall be equal to claims in existence at such time or an amount payable thereunder upon removal of all contingencies or maturity, as the case may be.

     "Credit Agreement" is defined in the Recitals.

     "Creditor" means any of the Senior Creditors and the Junior Creditor.

     "Foreclosure Action" means, with respect to any Creditor, any action to foreclose upon or enforce a Lien against particular property, including commencing judicial or non-judicial foreclosure proceedings, exercising any other remedy with respect to any item of real or personal property included in the Collateral, exercising any rights afforded to secured creditors in a case under the Bankruptcy Code (including those under Section 361, 362 or 363 thereof), or taking any action under the Bankruptcy Code that directly relates to or directly affects any Collateral, other than any such action that relates to or affects (a) the perfection or maintenance of the perfection of any Collateral or (b) all or substantially all the property of the bankruptcy estate.

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     "Fully Cash Collateralized" means, with respect to any Contingent Senior
Debt, that such Senior Debt shall have been fully secured by a first priority Lien on cash collateral in an amount equal to the amount of such Senior Debt.

     "Governmental Approval" means any authorization, approval, permit or license of or by or filing with any Governmental Authority.

     "Governmental Authority" means any nation, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including any tribunal or arbitrator(s) of competent jurisdiction.

     "Guarantor" is defined in the Recitals.

     "Guaranty" is defined in Section 3.03.

     "Insolvency or Liquidation Proceeding" means (i) any insolvency or bankruptcy case or proceeding (including any case under the Bankruptcy Code), or any receivership, liquidation, reorganization or other similar case or proceeding relative to any Obligor or any of their respective Subsidiaries, or to their respective assets, (ii) any liquidation, dissolution, reorganization or winding up of any Obligor or any Subsidiary of any Obligor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Obligor or any Subsidiary of any Obligor.

     "Junior Collateral Agent" is defined in the Preamble and includes its successors and assigns.

     "Junior Agreement" is defined in the Recitals.

     "Junior Creditors" is defined in the Preamble and includes their respective successors and assigns and any other holder of Junior Debt.

     "Junior Debt" means any and all present and future obligations and liabilities of every type or description of the Obligors to the Junior Creditors pursuant to the Junior Documents, or any Person entitled to indemnification, arising under or in connection with the Junior Documents, whether for principal, premium, interest, letter of credit or other reimbursement obligations, cash collateral cover, fees, expenses, subrogation claims, indemnities or other amounts (including attorneys' fees and expenses), in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable. For the sake of clarity, "Junior Debt" shall specifically include without limitation all obligations and liabilities of the Obligors under or pursuant to the Senior Second Notes and the Junior Documents and all increases, renewals, extensions and refinancings thereof.

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     "Junior Documents" means the Junior Agreement and the Security Agreement dated as of May 16, 2003 among the Obligors and the Junior Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time (the "Junior Security Agreement") and all security agreements, pledge agreements, deeds of trust, mortgages and other instruments, agreements and documents executed at any time pursuant thereto or in connection therewith, including all amendments thereto.

     "Junior Liens" means the Liens on the Collateral created under the Junior Documents, securing payment and performance of all or any Junior Debt, and all replacements, renewals and other modifications of such Liens.

     "Obligor" is defined in the Recitals.

     "Paid in Full" and "Payment in Full" means, with respect to any Senior Debt, that (i) such Senior Debt has been indefeasibly paid in full in cash in such currency as may be specified in the applicable Senior Documents, or, in the case of Contingent Senior Debt, such Senior Debt has been Fully Cash Collateralized, or (ii) the Senior Creditors have otherwise accepted an amount as full payment of the Senior Debt.

     "Realization" means any Foreclosure Action or other realization upon Collateral, including any payment or distribution of assets of any Obligor or any Subsidiary of any Obligor that is attributable to Collateral (or the proceeds thereof) or a secured claim in the event of any distribution of assets or dissolution, winding up, liquidation, reorganization, readjustment of indebtedness, sale of all or substantially all the assets, or marshalling of assets, of any Obligor or any Subsidiary of any Obligor (whether in any Insolvency or Liquidation Proceeding or otherwise).

     "Senior Agent" is defined in the Preamble.

     "Senior Collateral" is defined in Section 3.03.

     "Senior Creditor" is defined in the Preamble and includes its successors and assigns and any other holder of Senior Debt.

     "Senior Debt" means the Obligations of the Borrower and the Guarantors under the Credit Agreement and all increases, renewals, extensions and refinancings thereof.

     "Senior Documents" means the Credit Agreement and all promissory notes, reimbursement agreements, guaranties, security agreements, pledge agreements, deeds of trust, mortgages and other instruments, agreements and documents executed at any time pursuant thereto or in connection therewith, including all amendments thereto.

     "Senior Lenders" is defined in the Preamble.

     "Senior Liens" means the Liens on the Collateral created under the Senior Documents, securing payment and performance of all or any Senior Debt, and all replacements, renewals and other modifications of such Liens.

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     "Senior Second Notes" is defined in the Recitals.

     1.02 Related Matters.

          (a) Determinations. All references herein to "discretion" of any Senior Creditor (or terms of similar import) shall mean "absolute and sole discretion."

          (b) Severability. If any provision of this Agreement or any right hereunder shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision or right shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions herein or any right granted hereby or the validity, legality or enforceability of such provision or right in any other jurisdiction.

          (c) No Party Deemed Drafter. None of the parties to this Agreement shall be deemed to be the drafter of this Agreement, and this Agreement shall not be interpreted in favor of or against any party hereto.

          (d) Recitals Part of Agreement. The Recitals are part of the agreement of the parties to this Agreement.

                                   ARTICLE II

                             TERMS OF SUBORDINATION
                             ----------------------

     2.01 Subordination of Junior Liens. The Junior Collateral Agent, for itself and its successors and assigns and as the collateral agent for the benefit of the Trustee and the holders of the Senior Second Notes, agrees that (a) to the extent and in the manner provided in this Agreement, all Junior Liens shall be subordinate and subject to the Senior Liens, (b) the subordination is for the benefit of the Senior Creditors, (c) the Senior Creditors shall conclusively be deemed to have extended or acquired the Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guarantied, in reliance upon the covenants and provisions contained in this Agreement and (d) the provisions of this Agreement apply notwithstanding anything to the contrary in the Junior Documents.

     2.02 Certain Terms of Subordination.

          (a) Except as otherwise specifically provided herein, the Junior Liens shall at all times be and remain unconditionally subordinate, junior and subject to the Senior Liens, and the Senior Liens shall at all times be and remain unconditionally superior and prior in right of payment and enforcement to the Junior Liens, regardless of (i) the order or time as of which any such Liens are granted or attach to any or all of the Collateral, (ii) the order or time of Uniform Commercial Code, Federal Aviation Administration or other filings or recordings, physical possession of any of the Collateral or other steps of perfection, and (iii) whether the Senior Debt secured by the Senior Liens is outstanding on the date hereof or hereafter incurred or arising and, if hereafter incurred or arising, whether incurred or arising pursuant to commitment or otherwise.

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          (b)  The subordination hereunder applies regardless of the legality, validity or enforceability of the Senior Debt or the Senior Documents or the legality, validity, enforceability or perfection of the Senior Liens.

          (c) The Junior Creditors shall pay over or deliver to the Senior Agent, and segregate and hold in trust for the benefit of the Senior Creditors until paid or delivered, any payment or distribution of any character, direct or indirect, whether in cash, securities or other property, received by the Junior Creditors as a result of any Realization with respect to any Junior Lien or any Collateral or any other payment or distribution of or on account of any Junior Lien or Collateral or any proceeds thereof (including proceeds of any sale or other disposition of Collateral). To the extent it is legally permitted to do so, the Senior Agent shall apply any such payment or distribution (i) first to the payment of all amounts in accordance with clause First through Sixth of
Section 11.5 of the Credit Agreement and (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to the Junior Collateral Agent for application in accordance with the Junior Security Agreement.

          (d) Each Senior Creditor will be free to exercise in such manner and order as it elects in its discretion (including any judicial or non-judicial foreclosure on any real estate Collateral), fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of such Senior Creditor with respect to the Collateral. Without limiting the foregoing, the Junior Collateral Agent waives the right to commence any legal action or assert in any legal action or any Insolvency or Liquidation Proceeding any claim against the Senior Creditors seeking damages from the Senior Creditors or other relief, by way of specific performance, injunction or otherwise, with respect to any action taken or omitted by the Senior Creditors with respect to the Collateral other than any such action by the Senior Creditors that the Junior Collateral Agent reasonably believes violates Applicable Law.

          (e) No Senior Creditor shall have any obligation or duty, nor shall any Junior Creditor have any right to direct any Senior Creditor, to see to the application of the proceeds of any advance to the Borrower or any other Obligor, to retain, perfect, protect, waive or release the Senior Lien on any Collateral, to take or refrain from taking any Foreclosure Action or to engage in any other Realization with respect to any Collateral, to act or refrain from acting with respect to any Default or Event of Default, to act or refrain from acting with respect to the collection of any claim from any account debtor, guarantor or any other party or otherwise to exercise or refrain from exercising any rights or remedies in respect of the Borrower or any other Obligor or any of their respective Subsidiaries, any Senior Lien or any Collateral. The Junior Creditors expressly agree that the Senior Agent will have the unfettered right in accordance with Applicable Law to release (whether intentionally, negligently or otherwise) any Senior Lien on any or all Collateral at any time and from time to time and that the Senior Agent shall be entitled to receive and apply upon the Senior Debt any and all proceeds that it may receive in consideration of any such release. Without limitation, the Junior Collateral Agent waives the right to commence any legal action or assert in any legal action or any Insolvency or Liquidation Proceeding any claim against any Senior Creditor seeking damages from such Senior Creditor or other relief, by way of specific performance, injunction or otherwise, with respect to any action taken or omitted by the Senior Agent or any other Senior Creditor in accordance with this Agreement and Applicable Law.

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          (f)  The Junior Collateral Agent agrees that if at any time (i) the
Senior Agent shall release its Senior Lien on any Collateral, other than a release as a result of or in connection with the Senior Debt being Paid in Full, or (ii) for any other reason whatsoever any Senior Lien ceases to be legal, valid, binding or enforceable or the Lien otherwise ceases to be in full force and effect, other than as a result of the Senior Debt being Paid in Full, then
(A) in a case described in clause (i) above, upon the written request of the Senior Agent, the Junior Collateral Agent shall, simultaneously with the release of the Senior Lien, release the Junior Lien against the particular Collateral to the same extent and (B) in the case described in clause (ii) above, the Junior Lien against the particular Collateral shall be deemed automatically released. In the event the Senior Agent releases its Senior Lien in connection with the Payment in Full of the Senior Debt, the Junior Lien shall be released unless at such time there exists an Event of Default under the Junior Agreement, in which event the Junior Liens will be released only as to the Collateral or any portion thereof was disposed of in order to repay the Senior Debt.

          (g) Instead of foreclosing the Senior Liens on any real estate Collateral or exercising any other rights and remedies under the Senior Documents, the Senior Agent may require the relevant Obligor to deliver a deed in lieu of foreclosure or any similar instrument intended to convey title to the Collateral to the Senior Creditors or any nominee of the Senior Creditors, and the Junior Liens on such Collateral shall be extinguished by the execution and delivery of such deed or instrument and shall be without any further force and effect, without any further action on the part of any Person.

          (h)  (i)   The Junior Collateral Agent agrees that if the Senior
Creditors amend, modify or waive compliance with any provision of the Credit Agreement relating to the Collateral, including, without limitation, any provision of Article IV of the Credit Agreement, then the corresponding provision in the Junior Security Agreement shall be automatically amended, modified or waived to the same extent without the consent of, or any action taken by, the Junior Collateral Agent or any Obligor; provided that nothing herein shall (A) be construed as a waiver of any "Default" or "Event of Default" as such terms are defined in the Junior Agreement or (B) except as permitted by the Junior Documents, subordinate the Junior Liens to any other Lien.

               (ii) Notwithstanding the foregoing in clause (i), upon the Payment in Full of all Senior Debt, all such amendments and modifications described above shall no longer be effective and the terms and provisions of the Junior Security Agreement shall be automatically reinstated (except for those terms and provisions of the Junior Security Agreement that were amended in accordance with the terms thereof) without the consent of any Obligor

     2.03 Forbearance by Junior Creditor. (a) Until Payment in Full of the Senior Debt, the Junior Collateral Agent agrees to forbear and not take any Foreclosure Action with respect to Collateral, unless the Senior Agent shall have consented thereto in writing, which consent may be withheld for any or no reason in the discretion of the Senior Agent. Until Payment in Full of the Senior Debt, the Junior Collateral Agent hereby specifically waives (i) the right to seek relief from the automatic stay under Section 362 of the Bankruptcy Code in respect of Collateral (including proceeds) without the prior written consent of the Senior Agent, (ii) the right to seek adequate protection in respect of Collateral (including proceeds) under Section 361 or 363 of the Bankruptcy Code, unless (and then only to the extent that) the Senior Agent seeks such protection and then only to the extent consistent with the subordinated position of the Junior Collateral Agent, (iii) the right to take a position inconsistent with or contrary to that of the Senior Creditors (including a position by the Senior Creditors to take no action) if any Obligor or any of their respective Subsidiaries seeks to use, sell or lease Collateral (including proceeds) under
Section 363 of the Bankruptcy Code, and (iv) the right to receive any additional collateral (including any "super priority" or equal or "priming" or replacement
Lien) for the Junior Debt except Junior Liens granted by any Obligor to the Junior Collateral Agent in connection with the grant by any Obligor of Senior Liens to the Senior Agent.

                                  ARTICLE III

                         CERTAIN WAIVERS AND AGREEMENTS
                         ------------------------------

     3.01 Relative Rights; Etc. (a) Nothing in this Agreement is intended to or shall:

               (i) impair, as between the Obligors and the Junior Creditors, the obligation of the Obligors, which is absolute and unconditional, to pay all principal, premium, interest and other amounts constituting or payable with respect to Junior Debt as and when the same shall become due and payable in accordance with the terms of the Junior Debt, or the right of the Junior Creditors to declare a default or event of default, accelerate the Junior Debt or institute proceedings for the enforcement of such payment on or after the date such payment becomes due;

               (ii) adversely affect the relative rights against the Obligors of the Junior Creditors and other creditors of the Obligors; or

               (iii) except as set forth in this Agreement, prevent the Junior Creditors from exercising all remedies otherwise permitted by Applicable Law (whether at law or in equity) upon a default or event of default under the terms of the Junior Debt.

          (b) Without limitation, if any Obligor fails because of this Agreement to pay principal of or interest on the Junior Debt on the due date, such failure shall still be considered a payment default or payment event of default under such Junior Debt, as the case may be.

     3.02 Provisions to Effectuate Subordination of Junior Liens. (a) If, notwithstanding the provisions of Sections 2.02 and 2.03, any Junior Creditor shall have received any direct or indirect payment or distribution of any kind or character, whether in cash, securities or other property, in contravention of such provisions, then, unless and until such payment or distribution is no longer prohibited by this Agreement, such payment or distribution shall be held in trust for the Senior Creditors and shall be promptly paid over to the Senior Agent, for application to the payment of the Senior Debt, until all Senior Debt shall have been Paid in Full, after giving effect to any concurrent payments or distributions with respect to Senior Debt to or for the benefit of the Senior Creditors.

          (b) The Junior Collateral Agent shall duly and promptly take such actions as the Senior Agent may request (i) to execute and deliver to the Senior Agent such assignments or

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other instruments as may be requested in order to enable the Senior Creditors to enforce any and all claims with respect to the Collateral, (ii) to collect and receive any and all payments and distributions that may be payable or deliverable with respect to the Collateral, and (iv) to enable the Senior Creditors to exercise the rights and remedies of the Senior Creditors hereunder or to carry out the provisions and intent of this Agreement.

          (c) The Junior Collateral Agent hereby irrevocably appoints the Senior Agent and its employees and agents as the Junior Collateral Agent's true and lawful attorneys-in-fact, with full power of substitution, to (i) do all things required to be done by the Junior Collateral Agent under this Agreement, and (ii) enable the Senior Creditors to exercise the rights and remedies of the Senior Creditors hereunder or to carry out the provisions and intent of this Agreement.

          (d) The Junior Collateral Agent agrees not to (i) take, or cause to be taken, any action (A) to challenge the legality, validity, enforceability, or amount of the Senior Debt or the legality, validity, enforceability, perfection or priority of the Senior Liens or (B) the purpose or effect of which would give the Junior Lien a preference or priority over the Senior Lien, (ii) induce any other Person to take such action or (iii) cooperate with any other Person in taking such action.

          (e) To the extent permitted by Applicable Law, the following notice of the subordination provisions contained herein will be given in UCC and other public filings; provided, however, the Junior Collateral Agent shall not be responsible for preparing or filing any such UCC or other public filings:

          "Pursuant to the terms of an Intercreditor Agreement, dated as of May 16, 2003, the security interests evidenced hereby are subject to, and expressly subordinated to, liens in favor of PNC Bank, National Association, as senior collateral agent."

     3.03 Nature of Agreement. This Agreement is independent of and not in consideration of or contingent upon the liability of any Obligor or any other Person directly or indirectly liable on the Senior Debt or any portion thereof and this Agreement may be enforced and a foreclosure or other action may be taken with respect to any Collateral, whether or not action is brought or prosecuted against the Borrower or any other Obligor or whether the Borrower or any other Obligor is joined in any such action or any Foreclosure Action or other action is taken with respect to any other collateral for the Senior Debt (together with the Collateral, the "Senior Collateral"). This Agreement shall be construed as continuing, absolute and unconditional without regard to:

          (a) the legality, validity or enforceability of the Credit Agreement or any other Senior Document, any Senior Debt, any Lien or Senior Collateral or any guaranty of the Senior Debt or any part thereof (a "Guaranty");

          (b) any defense (other than payment), setoff or counterclaim that may at any time be available to the Borrower or any other Obligor against, and any right of setoff at any time held by, any Senior Creditor;

          (c) any act or failure to act on the part of any Obligor or any Senior Creditor, or any noncompliance by any Obligor with the provisions and covenants of, or any other default under, the Credit Agreement or any other Senior Document, regardless of any knowledge thereof that any Senior Creditor may have or be otherwise charged with; or

          (d) any other circumstance whatsoever (with or without notice to or knowledge of the Junior Creditors or any Obligor), whether or not similar to any of the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower or any other Obligor for the Senior Debt, in bankruptcy or in any other instance.

     3.04 Authorization. Each Senior Creditor shall have the right, without notice to or further assent by the Junior Collateral Agent, and without affecting the Junior Collateral Agent's liability hereunder (regardless of whether any subrogation or similar right that the Junior Collateral Agent may have notwithstanding Section 3.06 or any other right or remedy of the Junior Collateral Agent is extinguished or impaired or the ultimate recovery by the Junior Collateral Agent is reduced or eliminated) or the priority of the Senior Liens over the Junior Liens with respect to the Collateral, from time to time to:

          (a) permit any Obligor to terminate, release, compromise, extend, accelerate or otherwise change the amount or time, manner or place of payment of, or rescind any demand for payment or acceleration of, the Senior Debt or any part thereof (including increasing or decreasing the rate of interest thereon), or otherwise amend the terms and conditions of the Credit Agreement or any other Senior Document or any provisions thereof;

          (b) take and hold Senior Collateral from any Obligor or any other Person, perfect or refrain from perfecting a Lien on such Senior Collateral, and exchange, enforce, release (whether intentionally or unintentionally), or take or fail to take any other action in respect of, any such Senior Collateral or Lien or any part thereof;

          (c) exercise in such manner and order as it elects in its discretion (including any judicial or non-judicial foreclosure on any real estate collateral), fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of such Senior Creditor against the Borrower or any other Obligor or any Senior Collateral;

          (d) release, add or settle with any such other Obligor in respect of any Guaranty or the Senior Debt;

          (e) accept partial payments on the Senior Debt and apply any and all payments or recoveries from any Obligor or Collateral to such of the Senior Debt as any Senior Creditor may elect in its discretion, whether or not such Senior Debt is otherwise secured or guarantied; and

          (f) refund at any time, at such Senior Creditor's discretion, any payments or recoveries received by such Senior Creditor in respect of any Senior Debt or Senior Collateral.

     The Senior Creditors shall not be subject to any liability on account of taking or refraining from taking any action referred to in this Section or
Section 3.03 or otherwise permitted hereunder.

     3.05 Certain Waivers. (a) The Junior Collateral Agent waives:

               (i) the right to require the Senior Creditors to proceed against the Borrower or any other Obligor, to proceed against or exhaust any Senior Collateral or to pursue any other remedy in any Senior Creditor's power whatsoever and the right to have the property of the Borrower or any other Obligor first applied to the discharge of the Senior Debt;

               (ii) all rights and benefits under any Applicable Law purporting to reduce a guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in other respects more burdensome than that of the principal;

               (iii) any requirement for marshalling of assets by the Senior Creditors in connection with any foreclosure of the Senior Liens on any Collateral (including the proceeds thereof) or any other Realization and any other principle of election of remedies;

               (v) any right to assert against any Senior Creditor any defense (legal or equitable), setoff, counterclaim and other right that the Junior Creditor may now or any time hereafter have against the Borrower or any other Obligor;

               (vi) presentment, demand for payment or performance (including diligence in making demands hereunder), notice of dishonor or nonperformance, protest, acceptance and notice of acceptance of this Agreement, and all other notices of any kind , including (A) notice of the existence, creation or incurrence of new or additional Senior Debt, (B) notice of any action taken or omitted by the Senior Creditors in reliance hereon, (C) notice of any default by the Borrower or any other Obligor, (D) notice that any portion of the Senior Debt is due, and (E) notice of any action against the Borrower or any other Obligor, or any enforcement or other action with respect to any Senior Collateral, or the assertion of any right of any Senior Creditor hereunder; provided, however, that nothing contained in this Section 3.05(vi) shall be deemed to limit the obligations of any Obligor to provide notices in accordance with the terms of the Junior Documents.

     3.06 NO SUBROGATION. UNTIL THE PAYMENT IN FULL OF THE SENIOR DEBT, EACH JUNIOR CREDITOR WAIVES ANY AND ALL RIGHTS OF SUBROGATION WITH RESPECT TO THE SENIOR LIENS, ANY OTHER RIGHT TO ENFORCE ANY REMEDY THAT THE SENIOR CREDITORS NOW OR HEREAFTER MAY HAVE AGAINST THE BORROWER OR ANY OTHER OBLIGOR OR ANY COLLATERAL, AND ANY AND ALL SIMILAR RIGHTS THE SENIOR CREDITORS MAY HAVE AGAINST THE BORROWER OR ANY OTHER OBLIGOR, UNDER APPLICABLE LAW OR OTHERWISE.

     3.07 Bankruptcy No Discharge. Without limiting Section 3.03, this
Agreement shall not be discharged or otherwise affected by any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Obligor, including (i) any discharge of, or bar or stay against collecting, all or any part of the Senior Debt in or as a result of any such proceeding, whether or not assented to by any Senior Creditor, (ii) any disallowance of all or any portion of any Senior Creditor's claim for repayment of the Senior Debt , (iii) any use of cash or other Senior Collateral in any such proceeding, (iv) any agreement or stipulation as to adequate protection in any such proceeding, (v) any failure by any Senior Creditor to file or enforce a claim against the Borrower or any other Obligor or its estate in any such proceeding, (vi) any amendment, modification, stay or cure of any Senior Creditor's rights that may occur in any such proceeding, (vii) any election by any Senior Creditor under Section 1111(b)(2) of the Bankruptcy Code, or (viii) any borrowing or grant of a Lien under Section 364 of the Bankruptcy Code.

     3.08 Transferees of Junior Creditors; Notice of Subordination. To the extent permissible under Applicable Law, all security agreements, pledge agreements, deeds of trust, mortgages and financing statements included in the Junior Documents shall indicate that the Junior Liens thereunder are subject and subordinate to the Senior Liens.

     3.09 Representations and Warranties. Each party hereto represents and warrants to each of the other parties that the execution, delivery and performance of this Agreement are within its corporate power and authority and have been duly authorized by all necessary corporate action and that this Agreement constitutes the legal, valid and binding obligation of such party enforceable against it in accordance with its terms, except as enforceability may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.

                                   ARTICLE IV

                                     GENERAL
                                     -------

     4.01 Expenses of Enforcement, Including Attorneys' Fees. The Obligors agree, jointly and severally, to pay to the Senior Creditors and the Junior Collateral Agent, any and all advances, charges, costs and expenses, including the fees and expenses of counsel, that the Senior Creditors and the Junior Collateral Agent may incur in connection with (a) the exercise or enforcement of any of the rights, powers or remedies of the Senior Creditors or the Junior Collateral Agent under this Agreement, or (b) the failure by the Junior Collateral Agent to perform or observe any of the provisions hereof.

     4.02 Amendments and Other Modifications. No amendment of any provision of this Agreement (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the Senior Agent and the Junior Collateral Agent and, if the rights or obligations of the Borrower or any other Obligor are materially affected thereby, the Borrower and such Obligor. Any waiver or consent relating to any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Junior Creditor in any case shall entitle such Junior Creditor to any other or further notice or demand in similar or other circumstances.

     4.03 Cumulative Remedies; Failure or Delay. The rights and remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Senior Creditors under Applicable Law, the other Senior Documents or otherwise. No failure or delay on the part of the Senior Creditors in the exercise of any power, right or remedy under this Agreement shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

     4.04 Notices, Etc. All notices and other communications under this Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 4.04, notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated on
Schedule 4.04.

     4.05 Successors and Assigns. This Agreement shall be binding upon and, subject to the next sentence, inure to the benefit of the Junior Creditors, the Senior Creditors, the Obligors and their respective successors and assigns. Neither the Junior Collateral Agent nor any Obligor shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the Senior Agent; provided, however, that any successor Trustee under the Junior Agreement shall automatically become the Junior Collateral Agent hereunder. The benefits of this Agreement shall pass automatically with any assignment of the Senior Debt or the Senior Liens (or any portion thereof), to the extent of such assignment.

     4.06 Payments Set Aside. Notwithstanding anything to the contrary herein contained, this Agreement and the subordinations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment or distribution, or any part thereof, of or with respect to any or all of the Senior Debt or the Senior Liens is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Senior Creditor in connection with any Insolvency or Liquidation Proceeding involving the Borrower, any other Obligor or otherwise, or if any Senior Creditor elects to return any such payment or distribution or any part thereof in its discretion, all as though such payment or distribution had not been made. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement shall have been cancelled or surrendered, this Agreement shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Junior Creditors in respect of the amount of the affected payment or distribution.

     4.07 Continuing Agreement of Subordination; Termination. This Agreement shall create a continuing agreement of subordination and, except as provided below, all agreements, representations and warranties made herein shall survive until, and this Agreement shall terminate only upon, the indefeasible Payment in Full of the Senior Debt and the indefeasible release or satisfaction of the Senior Liens.

          (b) Any investigation at any time made by or on behalf of the Senior Creditors shall not diminish the right of the Senior Creditors to rely on the agreements, representations or warranties set forth herein.

          (c) If notwithstanding the foregoing the Junior Creditors shall have any right under Applicable Law to terminate this Agreement prior to indefeasible Payment in Full and termination of all such financing arrangements, no such termination shall be effective until noon the next business day after the Senior Agent shall have received written notice thereof. Any such termination shall not affect this Agreement in relation to (i) any Senior Debt that was incurred or arose prior to the effective time of such notice, (ii) any Senior Debt incurred or arising after such effective time where such Senior Debt is incurred or arises either pursuant to commitments existing at such effective time or incurred for the purpose of protecting or enforcing rights against the Borrower, any other Obligor or any collateral or (iii) any renewals, extensions, re-advances, modifications or rearrangements of any of the foregoing.

          (d) Notwithstanding anything in this Agreement or Applicable Law to the contrary, the agreements the parties set forth in Sections 2.02(d), 2.02(e), 3.02(d), 4.01 and 4.06 shall survive the termination of this Agreement.

     4.08 Governing Law; Choice of Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Pursuant to
Section 5-1402 of the New York General Obligations Law, all actions or proceedings arising in connection with this Agreement shall be tried and litigated in, and each Junior Creditor, each Senior Creditor and each Obligor hereby consents to the non-exclusive jurisdiction of, state or federal courts located in the Borough of Manhattan, New York City, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. EACH JUNIOR CREDITOR, EACH SENIOR CREDITOR AND EACH OBLIGOR WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE PERSONAL JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

     4.09 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. Faxed signatures to this Agreement shall be considered valid and original signatures for all purposes.

     4.10 Complete Agreement. This Agreement, together with the exhibits and schedules hereto, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

     4.11 Limitation of Liability.

     (a) Neither the Junior Creditors nor the Senior Creditors or any of their respective affiliates, directors, officers, employees or agents shall make any claim for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the each such Person hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     (b) Notwithstanding anything contained herein, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as owner trustee for that certain trust (the "1986 Trust") created pursuant to the Trust Agreement, dated as of February 25, 1986, as amended and restated pursuant to the Amended and Restated Trust Agreement, dated as of August 31, 1987, as amended on August 31, 1988, and as amended and restated pursuant to the Second Amended and Restated Trust Agreement, dated as of September 29, 1995, and as amended as of May 8, 2003, among Evergreen International Aviation, Inc. (an assignee of Evergreen Holdings, Inc.) as successor to 747, Inc. and King Christian, Inc. and Delford M. Smith, as beneficiaries, and Wilmington Trust Company, not in its individual capacity, but solely as owner trustee (as so amended and restated, the "1986 Trust Agreement"), in the exercise of the powers and authority conferred and vested in it under the 1986 Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of such owner trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust Estate (as defined in the 1986 Trust Agreement) and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of such owner trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the owner trustee under this Agreement, the Senior Documents or the Junior Documents; except as otherwise provided in the 1986 Trust Agreement.

     (c) Notwithstanding anything contained herein, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank Northwest, N.A., not individually or personally but solely as owner trustee for that certain trust (the "Evergreen Aircraft Trust") created pursuant to the Trust Agreement, dated as of May 1, 1997, between Boomer Air, Inc., a Delaware corporation and Wells Fargo Bank Northwest, N.A. (f/k/a First Security Bank, National Association), as amended (as so amended, the "Evergreen Aircraft Trust Agreement"), in the exercise of the powers and authority conferred and vested in it under the Evergreen Aircraft Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of such owner trustee is made and intended not as personal representations, undertakings and agreements by Wells Fargo Bank Northwest, N.A. but is made and intended for the purpose for binding only the Trust Estate (as defined in the Evergreen Aircraft Trust Agreement) and (c) under no circumstances shall Wells Fargo Bank Northwest, N.A. be personally liable for the payment of any indebtedness or expenses of such owner trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by such owner trustee under this Agreement or the other Transaction Documents, provided that Wells Fargo Bank Northwest, N.A. and any successor owner trustee under the Evergreen Aircraft Trust Agreement shall be liable hereunder for its own gross negligence or willful misconduct or for a breach of its representations and warranties made in its individual capacity herein or in any Senior Documents or Junior Documents.

     4.12 WAIVER OF TRIAL BY JURY. THE JUNIOR CREDITORS AND THE SENIOR CREDITORS WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS AGREEMENT OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                                          JUNIOR COLLATERAL AGENT
                                          BANK ONE, NATIONAL ASSOCIATION,
                                          AS TRUSTEE


                                          By:  /s/ David B. Knox
                                             -----------------------------------
                                          Name:    David B. Knox
                                               ---------------------------------
                                          Title:   Vice President
                                                --------------------------------


                                          SENIOR AGENT,
                                          PNC BANK, NATIONAL ASSOCIATION


                                          By:      Ilan Yehros
                                             -----------------------------------
                                          Name:    Ilan Yehros
                                               ---------------------------------
                                          Title:   Senior Vice President
                                                --------------------------------

AGREED TO AND ACCEPTED AS
OF THE DATE OF THIS
AGREEMENT:

                                          EVERGREEN INTERNATIONAL AIRLINES, INC.


                                          By:   /s/ John A. Irwin
                                             -----------------------------------
                                          Name:     John A. Irwin
                                               ---------------------------------
                                          Title:    Treasurer
                                                --------------------------------

                                          --------------------------------------
                                          Address 3850 Three Mile Lane
                                                  McMinnville, OR 97128

                                          EVERGREEN AVIATION GROUND LOGISTICS
                                          ENTERPRISES, INC.


                                          By:   /s/ John A. Irwin
                                             -----------------------------------
                                          Name:     John A. Irwin
                                               ---------------------------------
                                          Title:    Treasurer
                                                --------------------------------

                                          --------------------------------------
                                          Address 3850 Three Mile Lane
                                                  McMinnville, OR 97128


                                          EVERGREEN HELICOPTERS, INC.


                                          By:   /s/ John A. Irwin
                                             -----------------------------------
                                          Name:     John A. Irwin
                                               ---------------------------------
                                          Title:    Treasurer
                                                --------------------------------

                                          --------------------------------------
                                          Address 3850 Three Mile Lane
                                                  McMinnville, OR 97128

AGREED TO AND ACCEPTED AS
OF THE DATE OF THIS
AGREEMENT:

                                          EVERGREEN AIR CENTER, INC.,


                                          By:  /s/ Gwenna R. Wootress
                                             -----------------------------------
                                          Name:    Gwenna R. Wootress
                                               ---------------------------------
                                          Title:   Corporate Secretary
                                                --------------------------------

                                          --------------------------------------
                                          Address 3850 Three Mile Lane
                                                  McMinnville, OR 97128


                                          EVERGREEN AIRCRAFT SALES AND
                                          LEASING CO.


                                          By:  /s/ John A. Irwin
                                             -----------------------------------
                                          Name:    John A. Irwin
                                               ---------------------------------
                                          Title:   Treasurer
                                                --------------------------------

                                          --------------------------------------
                                          Address 3850 Three Mile Lane
                                                  McMinnville, OR 97128


                                          EVERGREEN HELICOPTERS
                                          INTERNATIONAL, INC.


                                          By:  /s/ John A. Irwin
                                             -----------------------------------
                                          Name:    John A. Irwin
                                               ---------------------------------
                                          Title:   Treasurer
                                                --------------------------------

                                          --------------------------------------
                                          Address 3850 Three Mile Lane
                                                  McMinnville, OR 97128

AGREED TO AND ACCEPTED AS
OF THE DATE OF THIS
AGREEMENT:

                                          EVERGREEN EQUITY, INC.


                                          By:   /s/ John A. Irwin
                                             -----------------------------------
                                          Name:     John A. Irwin
                                               ---------------------------------
                                          Title:    Treasurer
                                                --------------------------------

                                          --------------------------------------
                                          Address 3850 Three Mile Lane
                                                  McMinnville, OR 97128


                                          EVERGREEN HELICOPTERS OF ALASKA, INC.


                                          By:   /s/ John A. Irwin
                                             -----------------------------------
                                          Name:     John A. Irwin
                                               ---------------------------------
                                          Title:    Treasurer
                                                --------------------------------

                                          --------------------------------------
                                          Address 3850 Three Mile Lane
                                                  McMinnville, OR 97128


                                          BOOMER AIR, INC.


                                          By:   /s/ John A. Irwin
                                             -----------------------------------
                                          Name:     John A. Irwin
                                               ---------------------------------
                                          Title:    Treasurer
                                                --------------------------------

                                          --------------------------------------
                                          Address 3850 Three Mile Lane
                                                  McMinnville, OR 97128


                                          EZ EXPRESS CORP.


                                          By:   /s/ John A. Irwin
                                             -----------------------------------
                                          Name:     John A. Irwin
                                               ---------------------------------
                                          Title:    Treasurer
                                                --------------------------------

                                          --------------------------------------
                                          Address 3850 Three Mile Lane
                                                  McMinnville, OR 97128

AGREED TO AND ACCEPTED AS
OF THE DATE OF THIS
AGREEMENT:

                                          THE EVERGREEN AIRCRAFT TRUST

                                          By: WELLS FARGO NORTHWEST, N.A.,
                                              not in its individual capacity
                                              but solely as the owner trustee
                                              of Evergreen Aircraft Trust


                                          By:   /s/ Val T. Orton
                                             -----------------------------------
                                          Name:     Val T. Orton
                                               ---------------------------------
                                          Title:    Vice President
                                                --------------------------------

AGREED TO AND ACCEPTED AS
OF THE DATE OF THIS
AGREEMENT:

                                          EVERGREEN HOLDINGS, INC.

                                          By:  /s/ John A. Irwin
                                             -----------------------------------
                                          Name:    John A. Irwin
                                               ---------------------------------
                                          Title:   Treasurer
                                                --------------------------------

                                          --------------------------------------
                                          Address 3850 Three Mile Lane
                                                  McMinnville, OR 97128

AGREED TO AND ACCEPTED AS
OF THE DATE OF THIS
AGREEMENT:
                                          THE 1986 TRUST

                                          By: WILMINGTON TRUST COMPANY,
                                              not in its individual capacity
                                              but solely as the owner trustee
                                              of the 1986 Trust


                                          By:  /s/ David A. Vanaskey, Jr.
                                             -----------------------------------
                                          Name:    David A. Vanaskey, Jr.
                                               ---------------------------------
                                          Title:   Vice President
                                                --------------------------------

                                                                  SCHEDULE 4.04.

                                    ADDRESSES
                                    ---------

(i)  if to the Senior Creditors, to the Senior Agent at:

     2 North Lake Avenue, Suite 440
     Pasadena, California  91101
     Telecopier No.:  626-432-4589
     Attention: Larry Weinstein

     With copies to:

     PNC Bank, National Association
     Agency Services
     249 Fifth Avenue
     Pittsburgh, Pennsylvania  15222
     Telecopier No.:  412-762-8672
     Attention: Lisa Pierce

     Manatt, Phelps & Phillips, LLP
     11355 Olympic Boulevard
     Los Angeles, California 90064
     Telecopier No.: 310-312-4224
     Attention: Harold P. Reichwald, Esq.

(ii) if to the Junior Creditors, to the Junior Collateral Agent at:

     1111 Polaris Parkway
     Suite OH1-0181
     Columbus, Ohio  43215
     Telecopier No.:  614-248-5195
     Attention:  Corporate Trust Administration/David B. Knox